Capital Management Investment Trust

WELLINGTON SHIELDS ALL-CAP FUND

INSTITUTIONAL SHARES – Ticker Symbol WSACX

Supplement dated September 4, 2026

To the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 27, 2026, as supplemented from time to time

Important Notice Regarding the New Investment Adviser

On August 28, 2026, the shareholders of the Wellington Shields All-Cap Fund, a series of Capital Management Investment Trust (the “Trust”), approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and Wellington Shields Capital Management, LLC (“WSCM”), the proposed new investment adviser, on behalf of the Fund.

The “New Advisory Agreement” has a lower advisory fee than the current investment advisory agreement (“Current Agreement”), but otherwise there are no material differences between the agreements.

In connection with the execution of the New Advisory Agreement between the Trust and WSCM, a new Expense Limitation Agreement was executed by WSCM on behalf of the Fund, whereby WSCM has contractually agreed, until March 31, 2028, to continue reducing its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 1.25% of the Fund’s average daily net assets.

Effective immediately, the section titled “Fees and Expenses of the Fund – Annual Fund Operating Expenses” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following information:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Institutional Shares
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.22%

Expense Example. This Example is intended to help you compare the cost of investing in the All-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the All-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the All-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$124	$387	$670	$1,477

Effective immediately, the first two paragraphs in the section titled “MANAGEMENT OF THE FUND – THE INVESTMENT ADVISER” of the Fund’s Prospectus are hereby deleted in their entirety and replaced with the following information:

Investment Adviser. Wellington Shields Capital Management, LLC (“WSCM”), 60 Broad Street, 39th Floor, New York, New York 10004, to serve as the investment adviser to the Wellington Shields All-Cap Fund.

A new investment advisory agreement (the “New Advisory Agreement) between the Trust and WSCM, became effective on August 28, 2026.

Effective immediately, the ninth through eleventh paragraphs in the section titled “MANAGEMENT OF THE FUND – THE INVESTMENT ADVISER” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following information:

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the investment advisory contract for the Fund will be available in the Fund’s report to shareholders on Form N-CSR for the fiscal year ending November 30, 2026.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, Acquired Fund Fees and Expenses) are limited to 1.25% of the average daily net assets of the All-Cap Fund through the period ending March 31, 2028. Prior to August 28, 2026, the total annual operating expenses of the Fund were limited to 1.50% of the average daily net assets of the Fund. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

The All-Cap Fund may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement for a period of three years from the date of the actual waiver or expense reimbursement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above.

Effective immediately, the first paragraph in the section titled “MANAGEMENT AND OTHER SERVICE PROVIDERS – INVESTMENT ADVISER.” of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following information:

Investment Adviser. Information about Wellington Shields Capital Management, LLC (“WSCM”), 60 Broad Street, 39th Floor, New York, New York 10004 and its duties and compensation as Advisor to the Fund is contained in the Fund’s Prospectus. The Advisor supervises the Fund’s investment pursuant to the investment advisory agreement for the Fund (“Advisory Agreement”). The Advisory Agreement is effective for a two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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